Confidential Information omitted where indicated by "[*]" and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.


EXHIBIT 10.17B


February 1, 2002


iNetNow, Inc.
4322 Wilshire Boulevard
Second Floor
Los Angeles, California  90010
Attention: Mr. Errol Gerson, Chief Executive Officer



     Re: Agreement between i3 Mobile, Inc. and iNetNow, Inc., dated as of October 1, 2001

Gentlemen:

Reference is made to that certain Agreement, dated as of October 1, 2001, (the "Agreement") between iNetNow, Inc. ("iNetNow") and i3 Mobile, Inc. ("i3"), as amended on November 7, 2001 (the "Amendment"). This letter sets forth the agreement between iNetNow and i3 with respect to the subject matter thereof, and shall supercede any aspect of the Agreement and/or the Amendment contrary to or inconsistent with the terms regarding the subject matter hereof. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Agreement and the Amendment.

1. Indebtedness. (a) Upon satisfactory completion (as determined by i3 in its sole discretion) of the matters set forth in Sections 2-4 below, i3 shall irrevocably forgive any and all debts and obligations in excess of [*] outstanding as of January 15, 2002 (including interest expenses) pursuant to
Section 1.7 of the Agreement (as amended) and that certain Senior Secured Promissory Note, dated October 17, 2001, of iNetNow in favor of i3.

         (b) The last three sentences of Section 1.8 of the Agreement (as amended) are hereby deleted in their entirety and replaced with the following:



                  "In the event that the Fee for any month is less than the Expense Payment for such month, then the following calculations shall apply to determine the amount of the additional advance for such month (collectively, "Incremental Debt") under the Senior Secured Promissory Note, dated October 17, 2001, between iNetNow and i3, and shall increase the outstanding indebtedness of iNetNow to i3 thereunder: (i) if the excess of Expense Payment for such month over the Fee for such month ("Monthly Excess") is less than the Expense Payment less any amounts attributable to salary and benefits for i3 Mobile-Dedicated Personnel ("Non-Payroll Expenses") then the Incremental Debt for that month shall be equal to the Monthly Excess; and (ii) if the Monthly Excess is greater than the Non-Payroll Expenses then the Incremental Debt for that month shall be equal to the Non-Payroll Expenses. In the event that the Fee for any month is greater than the Expense Payment for such month, then, in lieu of i3 paying such Fee, there shall be credited against the [*], plus Incremental Debt and accrued interest, owed to i3 as of January 15, 2002, as partial repayment thereof, the amount by which such Fee exceeds such Expense Payment. Such crediting and partial repayment shall continue until such

Confidential Information omitted where indicated by "[*]" and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.


          [*], plus any Incremental Debt and accrued interest, has been fully repaid, and thereafter i3 shall pay to iNetNow the monthly Fee in cash to the extent in excess of such monthly Expense Payment."

2. Transfer of Customers. Concurrently with the execution of this agreement, iNetNow provided i3 with an accurate and complete list of iNetNow's current customers as of the date hereof, including information regarding the service ordered by each such customer, and each such customer's name, billing address, billing and usage history, email address, home, mobile and work telephone numbers, and any other information relevant to the servicing of such customer's business and the billing and collection of charges therefor from such customer in connection with iNetNow's business. iNetNow agrees and acknowledges that i3 shall have the right to contact, market to, encourage and induce such customers to subscribe to i3's mobile concierge service (currently known as "Pronto") instead of iNetNow's service offering, and iNetNow shall cooperate with and assist i3 in connection therewith. iNetNow will cease offering services to these customers on and after February 28, 2002. iNetNow hereby waives any claims, known or unknown, in law or in equity, which it has or may have relating to the exercise by i3 of its rights under this Section 2.

3. Software License Agreement. In connection with the execution and delivery of this agreement, and as a material portion of the consideration therefor, iNetNow shall execute and deliver the Software License Agreement, in the form attached hereto as Exhibit B, concurrently with the execution and delivery of this agreement. i3 shall have the right, exercisable at any time until the fifth anniversary of the date hereof, to execute and deliver a counterpart of such Software License Agreement to iNetNow, and such Software License Agreement shall be effective from the date of the delivery thereof to iNetNow by i3 until the fifth anniversary of the date hereof.

4. Corporate Documents. As soon as possible following the date hereof, and in any event prior to February 25, 2002, iNetNow shall take all necessary measures (including, without limitation, obtaining the consents of its Board of Directors in substantially the form of Exhibit A-1 hereto and the owners of a majority of its capital stock in the form of Exhibit A-2 hereto, if applicable) to (i) adopt and file the amendments to its Certificate of Incorporation in the form of Exhibit A-3 hereto, and (ii) to issue to i3 in consideration of the forgiveness of the indebtedness described in Section 1 above 100 shares of iNetNow's Class
__ Common Stock, consisting of all of the authorized shares of Class __ Common Stock set forth in Exhibit A-3, all of which shall be validly issued, fully paid and non-assessable, and free and clear of all liens, encumbrances, claims, security interests, pledges and other restrictions (other than those imposed by applicable securities law). i3 agrees that it will surrender these shares to iNetNow at such time when iNetNow fully pays or earns down its outstanding indebtedness to i3 and the balance remains at zero for a period of at least thirty (30) days.

5. Waiver of Exclusivity. Notwithstanding the terms of the Amendment, iNetNow shall hereafter have the right to grant non-exclusive licenses to its software to any third party for use in the United States and its territories and possessions during the Term of the Agreement.

6. Employees. Upon the occurrence of a "Trigger Event" (as defined below), i3 shall have the right to directly or indirectly hire or employ (contractually or otherwise) those persons listed on Exhibit C hereto, and to solicit, induce and encourage such persons to accept employment with i3, and upon the occurrence of a Trigger Event, iNetNow shall be deemed to irrevocably waive any and all claims, known or unknown, in law or in equity, against i3 and each such person which arise out of or relate to the hiring or employment of any such person by i3, including, without limitation, any claims in respect of the breach of any terms of any employment agreements, company policies, noncompetition covenants, etc. between iNetNow and such persons which breach is a result of the hiring or employment of such persons by i3. A "Trigger Event," as used herein, shall mean any of the following:


     (a) Any sale of all or substantially all of the capital stock or assets of iNetNow;

     (b) Any merger or other reorganization of iNetNow with or into another corporation such that (i) iNetNow is not the surviving corporation following such merger and (ii) the stockholders of iNetNow prior to such transaction own less than 50% of the outstanding voting equity securities of the surviving corporation after such transaction; or

     (c) Any event whereby iNetNow (i) commences a voluntary case under the Federal bankruptcy laws (as now or hereafter in effect), (ii) files a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, liquidation, winding up or composition or adjustment of debts, (iii) consents to any petition filed against it in an involuntary case under such bankruptcy laws or other similar laws, (iv) applies for or consents to the appointment of the taking of possession by, a receiver, custodian, trustee, liquidator or the like of itself or of a substantial part of its assets, domestic or foreign, (v) admits in writing its inability to pay, or generally not be paying, its debts (other than those that are the subject of bona fide disputes) as they become due, (vi) makes a general assignment for the benefit of creditors, (viii) is the subject of an involuntary case under bankruptcy laws or other similar laws, which case is not dismissed within 30 days, or (viii) takes any corporate action for the purpose of effecting any of the foregoing.

Except as specifically set forth above, all terms and conditions set forth in the Agreement and the Amendment shall remain unchanged, and in full force and effect. This agreement cannot be amended except by a writing signed by authorized representatives of both parties. Sections 15 through 23, the second sentence of Section 24, and Sections 25 and 26 of the Agreement are hereby incorporated by reference, mutatis mutandis, and shall have the same force and effect with respect to this agreement as if fully set forth herein.

Please indicate your agreement with the forgoing by executing this agreement in the appropriate space indicated below.







i3 MOBILE, INC.

/s/ John A. Lack
--------------------

Name:

Title:

iNetNow, INC.

/s/ Errol M. Gerson
---------------------

Name: Errol M. Gerson

Title:

                                   EXHIBIT A-1



                            UNANIMOUS WRITTEN CONSENT

                                       OF

                             THE BOARD OF DIRECTORS

                                       OF

                                  INETNOW, INC.



                  The undersigned, being all of the directors of iNetNow, Inc., a Delaware corporation (the "Corporation"), do hereby adopt the following resolutions by unanimous written consent in lieu of a meeting pursuant to
Section 141(f) of the General Corporation Law of the State of Delaware:

                  WHEREAS, it is in the best interests of the Corporation and its stockholders to amend the Corporation's Certificate of Incorporation to (i) authorize and issue 100 shares of Class
                  __ Common Stock, par value $___ per share (the "Class __ Common Stock"), and (ii) determine the rights, privileges and restrictions granted to or imposed upon the Class __ Common Stock all as set forth in the Certificate of Amendment to the Certificate of Incorporation (the "Certificate of Amendment") substantially in the form attached hereto as Exhibit A, it is hereby:

                  RESOLVED, that the Certificate of Amendment is hereby adopted and approved;

                  RESOLVED, that the officers of the Corporation are authorized and directed to submit the Certificate of Amendment to the stockholders of the Corporation for their approval;

                  RESOLVED, that subject to the approval by the stockholders of the Corporation, the officers of the Corporation are hereby authorized and directed to execute and file the Certificate of Amendment with the Delaware Secretary of State;

                  RESOLVED, that upon the filing of the Certificate of Amendment with the Delaware Secretary of State, the officers of the Corporation be, and each of them hereby is, authorized, empowered and directed to execute, issue and deliver certificates to i3 Mobile, Inc. evidencing 100 shares of the Class __ Common Stock, in substantially the form attached hereto as Exhibit B, such approval to be conclusively evidenced by the delivery thereof by them, and such shares of the Class __ Common Stock, when issued and delivered, will be validly issued, fully paid and non-assessable; and

                  RESOLVED FURTHER, that the officers of the Corporation be, and each of them hereby is, authorized, empowered and directed for, in the name and on behalf of the Corporation, to take all such further action and to execute, file, deliver, or record in the name and on behalf of the Corporation, and if requested or required, under its corporate seal, all such certificates, instruments or other documents, and to make all such payments as they in their judgment, or in the judgment of any one or more of them, may deem necessary or advisable in order to carry into effect the purposes and intent of, or consummate the transactions contemplated by the foregoing resolutions.

                  This consent may be executed in any number of counterparts, each of which shall be an original and all of which shall together constitute one and the same consent.

                  IN WITNESS WHEREOF, the undersigned have executed this Unanimous Written Consent as of the date first above written and direct that this document be filed with the records of the regular minutes of the Board of Directors.

                                                     --------------------

                                                     --------------------

                                                     --------------------

                                   EXHIBIT A-2

                               WRITTEN CONSENT OF

                               THE STOCKHOLDERS OF

                                  INETNOW, INC.



                  The undersigned, being the holder of ____ shares of [common] stock of iNetNow, Inc., a Delaware corporation (the "Corporation"), acting without a special meeting pursuant to Section 228 of the General Corporation Law of the State of Delaware, does hereby approve and adopt the following resolutions:

                  WHEREAS, the Board of Directors of the Corporation has determined that is in the best interests of the Corporation to amend the Corporation's Certificate of Incorporation (i) to create a Class __ Common Stock, and (ii) to determine the rights, preferences, privileges and restrictions granted to or imposed upon the Class __ Common Stock, all as set forth in the Certificate of Amendment of the Certificate of Incorporation of the Corporation (the "Certificate of Amendment"), in substantially the form annexed hereto as Exhibit A; and

                  WHEREAS, the Board of Directors of the Corporation has approved such Certificate of Amendment and has submitted such Certificate of Amendment to the stockholders of the Corporation for approval and adoption; it is hereby

                  RESOLVED, that the Certificate of Amendment, be, and it hereby is, authorized, adopted and approved, with such changes thereto as the officers of the Corporation executing the same shall approve as necessary or advisable, such execution and delivery thereof to be conclusive evidence of such approval;

                  RESOLVED, that upon filing the Certificate of Amendment with the Secretary of State of the State of Delaware, the Corporation shall be authorized to issue 100 shares of the Class __ Common Stock; and

                  RESOLVED, that the appropriate officers and directors of the Corporation be, and each of them hereby is, authorized, empowered and directed to take all such further actions and to execute, certify, deliver and file all such further certificates and other documents, in the name and on behalf of the Corporation, under its corporate seal or otherwise, and to pay all such costs, expenses and taxes as such officers or directors shall approve as necessary or advisable to carry out the intent and accomplish the purpose of the foregoing resolutions and the transactions contemplated thereby, the taking of such actions and the execution, certification, delivery and filing of such documents to be conclusive evidence of such approval; and.

                  IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed this ____ day of __________, 2002.







                                                     By: ______________________

                                                            Name:

                                                            Number of shares:

                                   EXHIBIT A-3


                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                                  INETNOW, INC.

                              ---------------------

                         PURSUANT TO SECTION 242 OF THE
                GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

                              ---------------------

         INETNOW, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

                  FIRST:   The name of the Corporation is "iNetNow, Inc."

                  SECOND: The Certificate of Incorporation of the Corporation was filed with the Secretary of State on ___________ .

         THIRD: The Board of Directors of the Corporation, by the unanimous written consent of all members thereof in lieu of a meeting, duly adopted a resolution setting forth the proposed amendment to the Certificate of Incorporation of the Corporation (the "Certificate"), declaring said amendment to be advisable and calling for the submission of said amendment to the stockholders of the Corporation for written consent without a meeting, pursuant to Section 141(f) of the General Corporation Law of the State of Delaware and stating that such amendment will be effective only after written consent thereto by the stockholders of the Corporation.

         FOURTH: Thereafter, pursuant to a resolution of the Board of Directors of the Corporation, said amendment was submitted to the stockholders of the Corporation, and such stockholders, by majority vote, that being ____ shares of __________shares eligible to vote:

                  RESOLVED, that the Certificate be, and it hereby is, amended to add the following new Article ________:

                  [________]: The aggregate number of shares of stock which the Corporation shall have the authority to issue is _______, of which _______shall be designated as Class __ Common Stock, $__ par value per share, and one-hundred (100) shall be designated as Class __ Common Stock, $___ par value per share.

1.       Protective Provisions.

              The Corporation shall not, without the affirmative vote or written consent of a majority of the holders of the Class __ Common Stock:

               (a) Effect any sale, conveyance, transfer or assignment, or otherwise dispose of all or substantially all of the assets of the Corporation, or any merger or other reorganization of the Corporation with or into another corporation such that
                    (i) the Corporation is not the surviving corporation following such merger or (ii) the stockholders of the Corporation prior to such transaction own less than 50% of the outstanding voting equity securities of the surviving corporation after such transaction where, in each instance, the rights and privileges of the holders of the Class ___ Common Stock are not transferred to or otherwise reflected in the corporate charter of the surviving corporation;

               (b) commence a voluntary case under the Federal bankruptcy laws (as now or hereafter in effect), file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, liquidation, winding up or composition or adjustment of debts; (iii) consent to any petition filed against it in an involuntary case under such bankruptcy laws or other laws;
                    (iv) apply for or consent to the appointment of the taking of possession by, a receiver, custodian, trustee, liquidator or the like of itself or of a substantial part of its assets, domestic or foreign; (v) make a general assignment for the benefit of creditors; or (vi) take any corporate action for the purpose of effecting any of the foregoing;

               (c) increase the authorized number of shares of the Class __ Common Stock or issue any additional shares of the Class __ Common Stock;

               (d) create any new class or series of stock or other instrument which shall be convertible into shares of Class __ Common Stock, or reclassify any existing or new class or series of stock or other instrument into shares of Class __ Common Stock; or

               (e) amend or repeal any provision of, or add any provision to, this Certificate or the Corporation's By-Laws, as then in effect, if the result of such amendment, repeal or addition would have the effect of adversely affecting the rights of the holders of the Class __ Common Stock as set forth in this Article __.

2.   Observer Rights.


B. For so long as there are shares of Class __ Common Stock outstanding, the holders of the Class __ Common Stock shall have the right to designate one (1) person to be an observer at each of the Corporation's Board of Directors meetings or meetings of any committee thereof. The Class __ Common Stock observer shall be entitled to receive all documents provided to the directors of the Company, subject to any restrictions under applicable law.


               FOURTH: This amendment was duly adopted in accordance with provisions of Sections 242 of the General Corporation Law of the State of Delaware.


               IN WITNESS WHEREOF, I hereunto sign my name this __th day of _________, 2002.


                                               INETNOW, INC.

         By:
             ------------------------
         Name:

         Title:

                              [iNetNow Letterhead]

                                    EXHIBIT B

                           SOFTWARE LICENSE AGREEMENT



LICENSEE Name and Address:

i3 Mobile, Inc.

181 Harbor Drive

Stanford, Ct.  06902



This Software License Agreement ("AGREEMENT") is entered into between iNetNow, Inc. ("LICENSOR") and i3 Mobile, Inc. ("LICENSEE"). In consideration of the mutual obligations described in this AGREEMENT and other good and valuable consideration, the sufficiency and receipt of which are hereby severally acknowledged, the parties agree as follows:


1. TERM. This AGREEMENT shall become effective upon execution by LICENSEE and delivery to LICENSOR at its headquarters and shall continue in effect until terminated in accordance with Section 14.



2. LICENSE; DELIVERY. LICENSOR grants to LICENSEE a nonexclusive, worldwide license to use the proprietary software ("SOFTWARE"), and the licensed supporting materials ("LICENSED MATERIALS") described in the attached Software License Addendum ("ADDENDUM"). LICENSOR shall deliver _____ copies of the SOFTWARE and LICENSED MATERIALS to LICENSEE simultaneously with LICENSEE's execution and delivery of this AGREEMENT.



3. SCOPE OF USE. LICENSEE may use SOFTWARE in connection with its own business. Payment of the license fee in the ADDENDUM entitles only LICENSEE END-USERS (as defined in the ADDENDUM) to access SOFTWARE in order to use SOFTWARE for such purposes at any location occupied by LICENSEE. LICENSEE may not copy or otherwise reproduce the SOFTWARE or LICENSED MATERIALS except that LICENSEE may make reasonable back-up copies of the SOFTWARE for testing and/or disaster recovery purposes.



4. TITLE. Title to the SOFTWARE and LICENSED MATERIALS (including but not limited to, originals, translations, compilations and partial copies, if any) shall not pass to LICENSEE. Except as expressly set forth herein, all rights with respect to the SOFTWARE and LICENSED MATERIALS are reserved to LICENSOR, and shall remain with LICENSOR.



5. PAYMENT. LICENSEE shall pay LICENSOR the license fees specified in the ADDENDUM for the license granted herein, subject to repayment of debt owed to LICENSEE as set forth in the ADDENDUM. All fees referred to in this AGREEMENT are in U.S. Dollars and do not include any duties, taxes or handling fees.



6. NONDISCLOSURE. LICENSEE understands and agrees that the SOFTWARE and LICENSED MATERIALS contain confidential and proprietary information and data ("CONFIDENTIAL INFORMATION"). During and subsequent to the term of this AGREEMENT, LICENSEE shall protect such CONFIDENTIAL INFORMATION to the same degree that it protects CONFIDENTIAL INFORMATION pertaining to its own business and shall not disclose CONFIDENTIAL INFORMATION to any third party except consultants or auditors that sign a nondisclosure agreement which similarly protects CONFIDENTIAL INFORMATION from further disclosure. Notwithstanding the foregoing, CONFIDENTIAL INFORMATION shall not include information which: (1) is at the time of disclosure, or thereafter becomes, a part of the public domain through no act or omission of LICENSEE nor of any employee or agent of LICENSEE; or (2) was in LICENSEE's possession prior to the disclosure and had not been obtained by LICENSEE either directly or indirectly from LICENSOR; or (3) is hereafter lawfully disclosed to LICENSEE by a third party who, to the knowledge of LICENSEE, did not acquire the information directly or indirectly from LICENSOR. In addition, disclosure of CONFIDENTIAL INFORMATION that is required by law shall not breach this AGREEMENT, provided that LICENSEE provides LICENSOR with prompt notice prior to such disclosure and reasonably cooperates with any attempt by LICENSOR to a obtain a protective order with respect to such Confidential Information.



The foregoing rights and obligations shall apply reciprocally with regard to information which is designated as confidential by LICENSEE.



7. WARRANTY. LICENSOR warrants that the SOFTWARE shall, during the term of this Agreement, and subject to the conditions below, operate substantially in accordance with LICENSOR's then-current published specifications relating thereto. LICENSOR warrants that the SOFTWARE is free of any disabling code (including, without limitation, viruses, "time bombs" or "Trojan horses") that may alter, destroy or inhibit the operation of the SOFTWARE or computer system through which the SOFTWARE is used, or that alters, destroys or inhibits data processed through such computer systems.



In the event that SOFTWARE is defective, LICENSEE shall provide LICENSOR with written notice of the claimed defect and a detailed explanation thereof. LICENSOR shall use its best efforts to promptly cure said defect or to replace LICENSEE's copy of SOFTWARE with another copy of SOFTWARE in LICENSOR's sole discretion.



If the defect arises during the above-specified warranty period and LICENSOR cannot, as determined by mutual agreement of the parties, correct or modify the SOFTWARE to substantially meet the current published specifications therefore, then at LICENSEE's option, LICENSEE shall return SOFTWARE to LICENSOR and LICENSOR shall promptly refund to LICENSEE an amount based on the following formula:


         REFUND AMOUNT =  LICENSE FEE  X   ([Z] - Y)
                                           ---------
                                              [Z]

       assuming Y = Total number of months the SOFTWARE was productively used when the defect prevented use of the SOFTWARE assuming Z = Total number of months the SOFTWARE is being licensed from LICENSOR to LICENSEE.



LICENSOR DOES NOT WARRANT THAT THE FUNCTIONS PERFORMED BY SOFTWARE WILL MEET LICENSEE'S REQUIREMENTS OR THAT SOFTWARE WILL OPERATE ERROR FREE OR THAT IT WILL OPERATE UNINTERRUPTEDLY OR THAT IT WILL OPERATE IN COMBINATION WITH OTHER SOFTWARE (EXCEPT AS PERMITTED BY LICENSOR's THEN-CURRENT PUBLISHED SPECIFICATIONS) OR THAT ALL PROGRAM DEFECTS ARE CORRECTABLE. THE FOREGOING WARRANTIES ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.



8. INDEMNIFICATION. LICENSOR shall indemnify and hold LICENSEE harmless from any damages or costs incurred by LICENSEE for any action based on unlawful use or infringement of a U.S. patent or copyright as a result of LICENSEE's use of SOFTWARE if: (1) LICENSEE notified LICENSOR promptly in writing of any such claim or suit against LICENSEE, cooperates fully with LICENSOR, and permits LICENSOR to defend or settle such claim or suit on behalf of LICENSEE; and (2) LICENSEE accepted equivalent non-infringing SOFTWARE from LICENSOR. In the event LICENSOR receives notice of a claim of infringement involving the LICENSED MATERIALS, or reasonably believes that such a claim is likely, LICENSOR may, at its option, promptly (a) modify the LICENSED MATERIALS so that they become non-infringing but functionally equivalent, (b) replace the applicable LICENSED MATERIALS with materials that are non-infringing but functionally equivalent,
(c) obtain for LICENSEE the right to use such LICENSED MATERIALS upon commercially reasonable terms at no extra charge to LICENSEE, or (d) require that LICENSEE return the applicable LICENSED MATERIALS that are the subject of such claim or likely claim and refund to LICENSEE the fees received for such LICENSED MATERIALS that are the subject of such claim or likely claim based on the formula set forth in Section 7, assuming: Y = Total number of months the SOFTWARE was productively used when LICENSEE was requested to return such SOFTWARE to LICENSOR and Z = Total number of months the SOFTWARE is being licensed from LICENSOR

TO LICENSEE. [The foregoing states the entire liability of LICENSOR with respect to infringements of any patents or copyrights by SOFTWARE or LICENSED MATERIALS.]



9. LIMITATION OF LIABILITY. IN NO EVENT SHALL LICENSOR OR ANY OF ITS SUPPLIERS OR AGENTS BE LIABLE FOR LOSS OF PROFIT, GOODWILL OR OTHER CONSEQUENTIAL OR INCIDENTAL DAMAGES ARISING OUT OF THIS AGREEMENT EVEN IF LICENSOR IS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT AS PROVIDED IN SECTION 8, LICENSOR AND ITS SUPPLIERS AND AGENTS' TOTAL LIABILITY FOR ALL CLAIMS (EXCLUDING PHYSICAL INJURY OR PROPERTY DAMAGE RESULTING FROM NEGLIGENCE OR WILLFUL MISCONDUCT) THAT ARISE OUT OF THIS AGREEMENT SHALL NOT EXCEED THE SUM OF THE LICENSE FEES PAID BY LICENSEE TO LICENSOR FOR THE SOFTWARE THAT IS THE SUBJECT MATTER OF THE CLAIM OR CAUSE OF ACTION.



10. TRAINING AND CONSULTING. At LICENSEE's request, LICENSOR shall provide training and consulting services related to SOFTWARE for no additional charge.



11. SOLUTION SUPPORT PLAN. By virtue of payment of the license fees set forth on the addendum LICENSEE shall automatically be enrolled in LICENSOR's Solution Support Plan ("SOLUTION SUPPORT PLAN") which entitles LICENSEE to contact one designated employee of LICENSOR and one (1) back-up employee ("DESIGNATED CONTACT") for SUPPORT, MAINTENANCE and ENHANCEMENTS (all described below) regarding the SOFTWARE at no additional charge to LICENSEE. LICENSOR shall notify LICENSEE in writing of the name(s) of DESIGNATED CONTACT, and LICENSOR may change such DESIGNATED CONTACT upon written notice to LICENSEE.



     A. SUPPORT. "SUPPORT" shall mean that LICENSOR shall provide to LICENSEE reasonable technical telephone consultation relating to the operation of SOFTWARE.



     B. MAINTENANCE. "MAINTENANCE" shall mean that LICENSOR shall use its reasonable best efforts to promptly correct defects in SOFTWARE within a period of time or to replace LICENSEE's copy of SOFTWARE with another copy of SOFTWARE in LICENSOR's sole discretion. LICENSOR shall promptly notify LICENSEE of any defects or malfunctions in the SOFTWARE or LICENSED MATERIALS that have any potential to effect LICENSEE's use of the SOFTWARE which it learns from any source.



     C. ENHANCEMENTS. "ENHANCEMENTS" shall mean that LICENSOR shall inform LICENSEE when each new release of SOFTWARE containing system enhancements, modifications and/or upgrades is made commercially available, and upon written request from LICENSEE shall provide to LICENSEE one (1) copy of each such release of SOFTWARE and corresponding technical documentation. ENHANCEMENTS provided as part of the SOLUTION SUPPORT PLAN shall include all SOFTWARE changes which (1) involve correction of SOFTWARE errors or defects, (2) improve ease of use, (3) reduce cost of operation, (4) enhance operating flexibility of SOFTWARE, or (5) functionally improve features and functions provided in SOFTWARE.



     LICENSOR agrees that ENHANCEMENTS shall include added functionality or features that, when made generally available, are licensed by LICENSOR to new clients as part of the core SOFTWARE module and are made generally available to clients which have a fully paid-up enrollment in the SOLUTION SUPPORT PLAN. Added features or functionality that are priced separately from the core SOFTWARE module to new clients shall not be considered ENHANCEMENTS.



12.   [RESERVED.]



13.   GENERAL.



     A. GOVERNING LAW AND FORUM. This AGREEMENT, its interpretation, performance or any breach thereof, shall be construed in accordance with, governed by, and all questions with respect thereto shall be determined by, the laws of the State of California applicable to contracts entered into and wholly to be performed within said state. Each party hereby consents to the personal jurisdiction of the State of New York, acknowledges that venue is proper in any state of Federal court in Los Angeles, California and agrees that any action arising out of or related to this AGREEMENT must be brought exclusively in state or Federal court in the State of California, and waives any objection it has or may have in the future with respect to any of the foregoing.

     B. ASSIGNMENT. Any assignment of this AGREEMENT by either party (except to an entity controlling, controlled by or under common control with said party) without the written consent of the other shall be void.



     C. NOTICES. Any notice required or permitted to be sent under this AGREEMENT shall be sent by certified mail, return receipt requested, to the Contracts Department of LICENSOR or to LICENSEE at the addresses set forth in this AGREEMENT or as changed in accord with this section. Such notices shall be effective when received.



     D. SEVERABILITY. Any provision of this AGREEMENT that is held to be invalid by a court of competent jurisdiction shall be severed from this AGREEMENT, and the remaining provisions shall remain in full force and effect.



     E. FORCE MAJEURE. Neither party shall be liable to the other party for failure or delay in fulfilling its obligations under this AGREEMENT to the extent that such failure or delay is due to causes beyond its control.



     G. WAIVER. Failure or delay by either party to enforce compliance with any term or condition of this AGREEMENT shall not constitute a waiver of such term or condition.



     H. ENTIRE AGREEMENT. This AGREEMENT and all ADDENDA hereto constitute the entire agreement between the parties with regard to the subject matter of this AGREEMENT and supersede all previous communications, whether oral or written, as well as any side letters, between the Parties with respect to such subject matter. In the event of any conflict between the terms of this AGREEMENT and the terms of any ADDENDUM to AGREEMENT, the terms of such ADDENDUM shall govern. Neither the course of conduct between the Parties nor trade usage shall modify or alter this AGREEMENT. If LICENSEE issues a purchase order or other writing addressing the subject matter of this AGREEMENT, such purchase order or writing shall be for LICENSEE's internal purposes only, and the terms and conditions contained therein shall have no force or effect.



     I. MODIFICATION. No waiver or modification of any of the provisions hereof shall be binding unless in writing and signed by duly authorized representatives of LICENSOR and LICENSEE.



     J. INDEPENDENT PARTIES. LICENSOR and any third party providing software, equipment or services in conjunction with this AGREEMENT, if applicable, are independent parties. Unless such third party software is incorporated in SOFTWARE, neither LICENSOR nor such third party shall be liable for the performance or failure to perform of the other.



     K. FOREIGN TRADE RESTRICTIONS. LICENSEE shall not either directly or indirectly export or re-export SOFTWARE in violation of the Export Administration Regulations promulgated by the U.S. Department of Commerce.



14. TERMINATION. This AGREEMENT shall terminate on ______, 2007. LICENSEE may terminate this AGREEMENT or any ADDENDUM upon thirty (30) days prior written notice. Such termination shall be effective upon receipt by LICENSOR of all SOFTWARE and LICENSED

MATERIALS delivered by LICENSOR to LICENSEE including all copies, if any.



15. FAVORED NATIONS. LICENSOR agrees to treat LICENSEE as its most favored customer. If LICENSOR enters into an agreement with any other client with more favorable license pricing, then: (i) LICENSOR will promptly notify LICENSEE of such terms; and (ii) this Agreement will, upon LICENSEE's written consent to such terms, at LICENSEE's discretion, be deemed appropriately amended to provide such terms to LICENSEE. Upon request of LICENSEE, LICENSOR agrees to certify in writing that is in compliance with the requirements of this provision. .

Accepted by LICENSEE:                              Accepted by LICENSOR:



By:                                                By:
   -------------------------------

Print Name:                                        Print Name:
           -----------------------

Title:                                             Title:
      ----------------------------

Date:                                              Date:
     -----------------------------                      ------------------------

Confidential Information omitted where indicated by "[*]" and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.


                     ADDENDUM TO SOFTWARE LICENSE AGREEMENT

Description of SOFTWARE and LICENSED MATERIALS

Zuma Technology Platform   Version:  Pronto Version 1.1
         Zuma CRM
                  - Zuma Surfboard
                  - Zuma Messaging
                  - Zuma Research
                  - Zuma Reporting

         Zuma Knowledgebase and Databases
                  - This will include the SQL Database design with table
                    structure only
                  - No customer data will be copied in the design
                  - Only system data to support Zuma system functionality
                  - There will be no cached pages or Knowledgebase data copied

License Fees

LICENSEE shall pay to LICENSOR license fees during the term of the AGREEMENT, which fees shall vary by the [*] used by LICENSEE in connection with its operations on which the SOFTWARE is used on a regular basis [*], as follows:



          [*]                                          [*]

          [*]                                          [*]

          [*]                                          [*]

          [*]                                          [*]



As an example, in the event that LICENSEE were to use the SOFTWARE in connection with [*], LICENSOR would be entitled to a fee of [*].



All such fees shall be credited on a monthly basis against the outstanding debt, plus accrued interest, owed to LICENSEE by LICENSOR under the Senior Secured Promissory Note, dated October 17, 2001, and the Agreement, dated as of October 1, 2001 and amended on November 7, 2002 and January __, 2002, each between LICENSOR and LICENSEE, as of the date of such payment as partial repayment thereof. Such crediting and partial repayment shall continue until all such debt has been fully repaid, and thereafter LICENSEE shall pay to LICENSOR such fees on a monthly basis via check or wire transfer, at LICENSEE's discretion.

                                    EXHIBIT C



                                    EMPLOYEES